UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2017

Colfax Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 National Business Parkway, 5th Floor

Annapolis Junction, MD 20701

(Address of Principal Executive Offices) (Zip Code)

(301) 323-9090

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On April 12, 2017, Colfax Corporation issued a press release announcing pricing of a private placement offering of €350 million in aggregate principal amount of its 3.250% senior notes due 2025. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as a part of this report.

Exhibit No.	Description

99.1	Colfax Corporation press release dated April 12, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Colfax Corporation

By:	/s/ Christopher M. Hix

Name:	Christopher M. Hix
Title:	Senior Vice President, Finance, and Chief Financial Officer and Treasurer

Date: April 12, 2017

EXHIBIT INDEX

99.1	Colfax Corporation press release dated April 12, 2017.